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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 11, 2005

                         Home Loan Financial Corporation
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                      0-23927                31-1578552
            ----
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)         Identification No.)


                     401 Main Street, Coshocton, Ohio 43812
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (740) 622-0444
                                                            --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On July 11, 2005, Robert D. Mauch orally informed Robert C. Hamilton, the Chief Executive Officer and Chairman of the Board of Home Loan Financial Corporation, that Mr. Mauch did not wish to stand for re-election as a director of the Corporation when his term expired at the 2005 annual meeting of shareholders.

         Mr. Mauch subsequently informed the Corporation in a written response to the director and officer questionnaire that the Corporation had circulated in the course of preparing the proxy statement for the 2005 annual meeting that his decision not to stand for re-election was based on his having "different views of operations, policies and practices of the Corporation which may/may not be significant". A copy of the relevant question from the director and officer questionnaire and Mr. Mauch's response is attached as exhibit 99 hereto. Issues on which Mr. Mauch has indicated he has differing views include the decision to take the Corporation private and aspects of the Corporation's management succession plan, although Mr. Mauch voted to approve both the going private transaction and the management succession plan.

         Mr. Mauch is a member of the Audit Committee, which he chairs, and the RRP and Stock Option Committees of the board of directors of the Corporation.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

         (a) and (b).  Not applicable.

         (c)      Exhibits.

                  See Index to Exhibits.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOME LOAN FINANCIAL CORPORATION



                                        By: /s/ Robert C. Hamilton
                                           ------------------------------------
                                             Robert C. Hamilton
                                             Chief Executive Officer

Date:  August 23, 2005



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                                INDEX TO EXHIBITS


 Exhibit Number                              Description

       99                        Corporation's Question and Mr. Mauch's Response